UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 28, 2016

Northern Power Systems Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

British Columbia	000-55184	98-1181717
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

29 Pitman Road, Barre, Vermont		05641
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	802-461-2955

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 28, 2016, the Board of Directors of Northern Power Systems Corp., a British Columbia corporation (TSX:NPS), increased the size of its board of directors to nine members and elected Ciel R. Caldwell, 44, as Director of the Company. Ms. Caldwell will be included in the class of the Company’s directors who will stand for reelection by the Company’s shareholders at the Company’s Annual Meeting of Shareholders to be held on August 26, 2016.

Ms. Caldwell has been the Company’s Senior Vice President for Operations and Finance since May 20, 2016, and was appointed Secretary in November 2015. From February 2013 to May 20, 2016, Ms. Caldwell served as the Company’s Chief Financial Officer, and its Vice President and Corporate Controller from February 2011 to February 2013. Before Northern Power, from October 2008 to May 2010, Ms. Caldwell was the Vice President, Corporate Finance of Vistaprint, N.V., now known as Cimpress, N.V. (NASDAQ:CMPR), an online marketing solutions retailer. Prior to that, Ms. Caldwell served in various senior financial leadership positions at 3Com Corporation, a global provider of enterprise networking and security solutions, from 2003 to October 2008, including Vice President and Assistant Controller, Senior Director Corporate Accounting, and Director of Investor Relations. Prior to 3Com Corporation, she held senior financial positions at Level 3 Communications, Inc., and began her career at PricewaterhouseCoopers. Ms. Caldwell holds a B.S. in Accounting from Babson College. Ms. Caldwell has not yet been appointed to any committees of the Board of Directors.

There are no relationships between Ms. Caldwell and the Company that would require disclosure under Item 404(a) of Regulation S-K of the Securities Exchange Act of 1934, as amended.

On August 2, 2016, the Company issued a press release regarding Ms. Caldwell’s appointment, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Ex No. 99.1 Press Release dated August 2, 2016, issued by Northern Power Systems Corp.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Northern Power Systems Corp.

August 2, 2016	By:	/s/ Ciel R. Caldwell

Name: Ciel R. Caldwell
Title: Senior Vice President for Operations and Finance

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated August 2, 2016, issued by Northern Power Systems Corp.